UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2009 (August 10, 2009)

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33456	20-1198142
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

29th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People's Republic Of
China 100020
(Address of principal executive offices)

86-10-85653777
(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of independent registered public accounting firm

On August 10, 2009, PKF Hong Kong Certified Public Accounts (PKF) (the “Former Auditors”) resigned as the independent auditors of Orsus Xelent Technologies, Inc. (the “Company”), effective August 10, 2009.  The Former Auditors have been the Company’s auditors since October 17, 2008.  The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) approved the resignation of the Former Auditors on August 13, 2009.

The Former Auditors’ audit report on the Company’s consolidated financial statements for each of the past fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years and through the subsequent interim period on or prior to August 10, 2009, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

The Company has provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree.  A copy of such letter, dated August 13, 2009, is filed as Exhibit 16.1 hereto.

(b)	Engagement of new independent registered public accounting firm

On August 13, 2009,  the Audit Committee appointed Bernstein & Pinchuk LLP (B&P) as the Company’s new independent auditors (the “New Auditors”), effective from August 10, 2009.

During the Company’s most recent fiscal years and subsequent interim period on or prior to August 10, 2009, the Company has not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

On August 14, 2009, the Company issued a press release announcing the resignation of the Former Auditors and the appointment of the New Auditors, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter dated August 13, 2009, from PKF Hong Kong Certified Public Accounts (PKF) to the Securities and Exchange Commission.
99.1	Press Release of Orsus Xelent Technologies, Inc., dated August 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2009

ORSUS XELENT TECHNOLOGIES, INC.

By:	/s/ Guoji Liu
Name: Guoji Liu
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Description

16.1	Letter dated August 13, 2009, from PKF Hong Kong Certified Public Accounts (PKF) to the Securities and Exchange Commission.

99.1	Press Release of Orsus Xelent Technologies, Inc., dated August 14, 2009.